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                            SCHEDULE 14C INFORMATION

        INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Check the appropriate box:

___ Preliminary information statement

 X  Definitive information statement
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___ Confidential, for use of the Commission only (as permitted by
Rule 14c-5(d)(2))

                         MANUFACTURERS INVESTMENT TRUST
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

 X  No fee required.
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___ Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         (not applicable)

___ Fee paid previously with preliminary materials

___ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (not applicable)


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May 29, 1998


Re:  Your Venture Annuity Contract


Dear Contract Owner:

Enclosed please find an Information Statement regarding the subadviser to the Growth, Worldwide Growth, Balanced and International Small Cap portfolios (the "Portfolios") of the Manufacturers Investment Trust, Founder Asset Management, Inc. ("Founders Inc."). The Information Statement is being sent to you to inform you that Founders Inc. Has merged with and into Founders Investments LLC ("Founders LLC") ( the "Merger"). Upon consummation of the Merger, Founders LLC became the subadviser to the Portfolios and Mellon Bank Corporation the ultimate parent of Founders LLC.

Since you have the option of investing your money in one or all of the portfolios through your Venture Annuity contract, the Securities and Exchange Commission has required that the enclosed Information Statement be sent to you informing you of the Merger.

THE MERGER HAS NOT CHANGED THE INVESTMENT OBJECTIVE OR POLICIES, THE INVESTMENT MANAGEMENT OF THE PORTFOLIOS, OR THE INVESTMENT PERSONNEL SERVICING THE PORTFOLIOS. THE MERGER HAS ALSO NOT RESULTED IN ANY CHANGE IN THE RATE OF ADVISORY OR SUBADVISORY FEE FOR ANY OF THE PORTFOLIOS.

The Securities and Exchange Commission is not requiring your approval via a proxy vote but has requested that the enclosed Information Notice be sent to explain the Merger.

If you have further questions regarding the enclosed Information Statement, do not hesitate to contact our Client Services Department at 1-800-551-2078 from 9:00 a.m. through 5:00 p.m. Eastern time on any business day. Thank you for your attention.


Respectfully Yours,

/s/ Scott Logan

Scott Logan, President
The Manufacturers Life Insurance Company of New York


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May 29, 1998


Re:  Your Venture Annuity Contract


Dear Contract Owner:

Enclosed please find an Information Statement regarding the subadviser to the Growth, Worldwide Growth, Balanced and International Small Cap portfolios (the "Portfolios") of Manufacturers Investment Trust, Founder Asset Management, Inc. ("Founders Inc."). The Information Statement is being sent to you to inform you that Founders Inc. Has merged with and into Founders Investments LLC ("Founders LLC") ( the "Merger"). Upon consummation of the Merger, Founders LLC became the subadviser to the Portfolios and Mellon Bank Corporation the ultimate parent of Founders LLC.

Since you have the option of investing your money in one or all of the portfolios through your Venture Annuity contract, the Securities and Exchange Commission has required that the enclosed Information Statement be sent to you informing you of the Merger.

THE MERGER HAS NOT CHANGED THE INVESTMENT OBJECTIVE OR POLICIES, THE INVESTMENT MANAGEMENT OF THE PORTFOLIOS, OR THE INVESTMENT PERSONNEL SERVICING THE PORTFOLIOS. THE MERGER HAS ALSO NOT RESULTED IN ANY CHANGE IN THE RATE OF ADVISORY OR SUBADVISORY FEE FOR ANY OF THE PORTFOLIOS.

The Securities and Exchange Commission is not requiring your approval via a proxy vote but has requested that the enclosed Information Notice be sent to explain the Merger.

If you have further questions regarding the enclosed Information Statement, do not hesitate to contact our Client Services Department at 1-800-344-1029 from 8:00 a.m. through 8:00 p.m. Eastern time on any business day. Thank you for your attention.


Respectfully Yours,

/s/ John D. DesPrez III

John D. DesPrez III, President
The Manufacturers Life Insurance Company of North America

May 29, 1998


Re:  Your Venture Life Insurance Contract


Dear Contract Owner:

Enclosed please find an Information Statement regarding the subadviser to the Growth, Worldwide Growth, Balanced and International Small Cap portfolios (the "Portfolios") of the Manufacturers Investment Trust, Founder Asset Management, Inc. ("Founders Inc."). The Information Statement is being sent to you to inform you that Founders Inc. Has merged with and into Founders Investments LLC ("Founders LLC") ( the "Merger"). Upon consummation of the Merger, Founders LLC became the subadviser to the Portfolios and Mellon Bank Corporation the ultimate parent of Founders LLC.

Since you have the option of investing your money in one or all of the portfolios through your Venture Annuity contract, the Securities and Exchange Commission has required that the enclosed Information Statement be sent to you informing you of the Merger.

THE MERGER HAS NOT CHANGED THE INVESTMENT OBJECTIVE OR POLICIES, THE INVESTMENT MANAGEMENT OF THE PORTFOLIOS, OR THE INVESTMENT PERSONNEL SERVICING THE PORTFOLIOS. THE MERGER HAS ALSO NOT RESULTED IN ANY CHANGE IN THE RATE OF ADVISORY OR SUBADVISORY FEE FOR ANY OF THE PORTFOLIOS.

The Securities and Exchange Commission is not requiring your approval via a proxy vote but has requested that the enclosed Information Notice be sent to explain the Merger.

If you have further questions regarding the enclosed Information Statement, do not hesitate to contact our Client Services Department at 1-800-600-3814 from 8:00 a.m. through 5:00 p.m. Eastern time on any business day. Thank you for your attention.


Respectfully Yours,

/s/ John D. DesPrez III

John D. DesPrez III, President
The Manufacturers Life Insurance Company of North America